                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549


                                    FORM 8-K
                 _____________________________________________

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of  Report (Date of earliest event reported):  March 16, 1999


                                 US WATS, INC.
                                 -------------

             (Exact name of Registrant as Specified in its Charter)


                                    0-22944
                            (Commission File Number)


           NEW YORK                              22-3055962
           --------                              ----------
 (State of Other Jurisdiction             (IRS Employer Identification
     of Incorporation)                             Number)


                         2 GREENWOOD SQUARE, SUITE 275
                                3331 STREET ROAD
                          Bensalem, Pennsylvania 19020
                          ----------------------------
   (Address, including zip code, of Registrant's Principal Executive Offices)

                                 (215) 633-9400
              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS

     Effective March 10, 1999, Aaron Brown has resigned his position as Director. In the prior month, Mr. Brown resigned as the Company's interim Chief Executive Officer and President and also stepped down as Chairman of the Company. He has since accepted the position of Chairman with another company. The Company expects to announce the addition of a number of outside Directors in the future.

     Also, the Company recently announced that one of its Directors, Walt Anderson, has been appointed its new Chairman. Mr. Anderson is the Financial Advisor for Gold & Appel Transfer, S.A., a venture capital company. Gold & Appel owns substantial positions in several public and private telecommunications companies and currently owns more than 50% of the outstanding common shares of US Wats, Inc.



                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             US WATS, Inc.

Date: March 16, 1999                         By:     /s/ Michael McAnulty
                                                     --------------------
                                             Title:  Chief Financial Officer